                                  EXHIBIT 99.1

                      Computational Materials prepared by
                    First Tennessee Bank National Association

                              [begins on next page]

                         FHAMS04AA3 - Price/Yield - A1

FTN Financial Capital Markets

Balance     $121,360,000.00    Delay             24            WAC     5.8     WAM     58
Coupon      5.375              Dated             07/1/2004     NET     5.375   WALA    2
Settle      7/30/2004          First Payment     08/25/2004

-----------------------------------------------------------------------------------------------------------------------------
      Price             10 CPR          15 CPR          20 CPR          25 CPR          30 CPR       40 CPR        50 CPR
-----------------------------------------------------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield           Yield        Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------
          101-16          4.8674          4.7920          4.7087          4.6144          4.5071       4.2494        3.9225
          101-18          4.8486          4.7707          4.6846          4.5873          4.4764       4.2103        3.8727
          101-20          4.8298          4.7494          4.6605          4.5601          4.4458       4.1712        3.8230
          101-22          4.8109          4.7281          4.6365          4.5330          4.4152       4.1322        3.7733
          101-24          4.7921          4.7068          4.6125          4.5060          4.3846       4.0932        3.7237
          101-26          4.7733          4.6856          4.5885          4.4789          4.3540       4.0543        3.6741
          101-28          4.7546          4.6643          4.5646          4.4519          4.3235       4.0154        3.6247
          101-30          4.7358          4.6431          4.5407          4.4249          4.2931       3.9766        3.5753
          102-00          4.7171          4.6219          4.5167          4.3979          4.2626       3.9378        3.5259
          102-02          4.6984          4.6007          4.4929          4.3710          4.2322       3.8991        3.4766
          102-04          4.6796          4.5796          4.4690          4.3441          4.2018       3.8604        3.4274
          102-06          4.6610          4.5584          4.4452          4.3172          4.1715       3.8217        3.3783
          102-08          4.6423          4.5373          4.4214          4.2904          4.1412       3.7831        3.3292
          102-10          4.6236          4.5162          4.3976          4.2635          4.1109       3.7446        3.2802
          102-12          4.6050          4.4951          4.3738          4.2368          4.0807       3.7061        3.2313
          102-14          4.5864          4.4741          4.3501          4.2100          4.0505       3.6677        3.1824
          102-16          4.5677          4.4530          4.3264          4.1833          4.0203       3.6293        3.1336

             WAL            3.71            3.25            2.86            2.51            2.20         1.70          1.31
        Mod Durn           3.257           2.880           2.554           2.264           2.005        1.574         1.237
Principal Window     Aug04-May09     Aug04-May09     Aug04-May09     Aug04-May09     Aug04-May09  Aug04-May09   Aug04-May09

       LIBOR_6MO         1.84125         1.84125         1.84125         1.84125         1.84125      1.84125       1.84125
-----------------------------------------------------------------------------------------------------------------------------

 SWAP   Mat    3MO     6MO     1YR    2YR     3YR     4YR     5YR     6YR     7YR     8YR     9YR     10YR    15YR    20YR    30YR
        Yld  1.581   1.841   2.260  2.930   3.428   3.808   4.114   4.345   4.541   4.695   4.834    4.945   5.337   5.512   5.578


FTN Financial is a division of First Tennessee Bank National Association. Although this information has been obtained from sources which we believe to be reliable, we do not guarantee its accuracy, and it may be incomplete or condensed. This is for information purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

                         FHAMS04AA3 - Price/Yield - A2

FTN Financial Capital Markets

Balance      $70,000,000.00     Delay            24           WAC      5.8     WAM     58
Coupon       5.375              Dated            7/1/2004     NET      5.375   WALA     2
Settle       7/30/2004          First Payment    08/25/2004

-----------------------------------------------------------------------------------------------------------------------------
      Price             10 CPR          15 CPR          20 CPR          25 CPR          30 CPR       40 CPR        50 CPR
-----------------------------------------------------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield           Yield        Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------
          100-30          5.0123          4.9365          4.8450          4.7306          4.5839       4.2431        3.8551
          101-02          4.9719          4.8889          4.7888          4.6635          4.5028       4.1297        3.7049
          101-06          4.9315          4.8413          4.7326          4.5965          4.4219       4.0165        3.5552
          101-10          4.8913          4.7939          4.6766          4.5297          4.3412       3.9037        3.4058
          101-14          4.8511          4.7466          4.6207          4.4630          4.2608       3.7911        3.2568
          101-18          4.8110          4.6994          4.5649          4.3965          4.1804       3.6788        3.1082
          101-22          4.7709          4.6522          4.5092          4.3301          4.1003       3.5667        2.9599
          101-26          4.7309          4.6052          4.4536          4.2639          4.0204       3.4550        2.8121
          101-30          4.6910          4.5582          4.3982          4.1978          3.9406       3.3435        2.6646
          102-02          4.6512          4.5114          4.3429          4.1319          3.8610       3.2323        2.5175
          102-06          4.6114          4.4646          4.2876          4.0661          3.7817       3.1213        2.3708
          102-10          4.5717          4.4179          4.2325          4.0004          3.7024       3.0106        2.2245
          102-14          4.5321          4.3713          4.1776          3.9349          3.6234       2.9002        2.0785
          102-18          4.4925          4.3248          4.1227          3.8696          3.5446       2.7900        1.9330
          102-22          4.4530          4.2784          4.0679          3.8044          3.4659       2.6801        1.7877
          102-26          4.4136          4.2320          4.0133          3.7393          3.3874       2.5705        1.6429
          102-30          4.3743          4.1858          3.9587          3.6744          3.3091       2.4611        1.4984

             WAL            3.47            2.92            2.44            2.02            1.65         1.15          0.86
        Mod Durn           3.062           2.603           2.205           1.850           1.533        1.096         0.829
Principal Window     Aug04-May09     Aug04-May09     Aug04-May09     Aug04-May09     Aug04-Feb09  Aug04-Sep07   Aug04-Nov06

       LIBOR_6MO         1.84125         1.84125         1.84125         1.84125         1.84125      1.84125       1.84125
-----------------------------------------------------------------------------------------------------------------------------

 SWAP   Mat    3MO    6MO     1YR     2YR     3YR     4YR     5YR     6YR     7YR     8YR     9YR     10YR    15YR    20YR    30YR
        Yld  1.581  1.841   2.260   2.930   3.428   3.808   4.114   4.345   4.541   4.695   4.834    4.945   5.337   5.512   5.578

FTN Financial is a division of First Tennessee Bank National Association. Although this information has been obtained from sources which we believe to be reliable, we do not guarantee its accuracy, and it may be incomplete or condensed. This is for information purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

                         FHAMS04AA3 - Price/Yield - A3

FTN Financial Capital Markets

Balance      $15,000,000.00     Delay             24           WAC      5.8     WAM    58
Coupon       5.375              Dated             7/1/2004     NET      5.375   WALA    2
Settle       7/30/2004          First Payment     8/25/2004

-----------------------------------------------------------------------------------------------------------------------------
      Price             10 CPR          15 CPR          20 CPR          25 CPR          30 CPR       40 CPR        50 CPR
-----------------------------------------------------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield           Yield        Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------
          101-16          4.9920          4.9920          4.9920          4.9920          4.9913       4.9396        4.8322
          101-20          4.9625          4.9625          4.9625          4.9625          4.9617       4.9066        4.7921
          101-24          4.9331          4.9331          4.9331          4.9331          4.9323       4.8737        4.7521
          101-28          4.9037          4.9037          4.9037          4.9037          4.9028       4.8409        4.7122
          102-00          4.8743          4.8743          4.8743          4.8743          4.8734       4.8081        4.6723
          102-04          4.8450          4.8450          4.8450          4.8450          4.8440       4.7753        4.6324
          102-08          4.8157          4.8157          4.8157          4.8157          4.8147       4.7426        4.5927
          102-12          4.7865          4.7865          4.7865          4.7865          4.7855       4.7099        4.5530
          102-16          4.7573          4.7573          4.7573          4.7573          4.7562       4.6773        4.5133
          102-20          4.7282          4.7282          4.7282          4.7282          4.7270       4.6447        4.4738
          102-24          4.6991          4.6991          4.6991          4.6991          4.6979       4.6122        4.4343
          102-28          4.6700          4.6700          4.6700          4.6700          4.6688       4.5798        4.3948
          103-00          4.6410          4.6410          4.6410          4.6410          4.6397       4.5473        4.3554
          103-04          4.6121          4.6121          4.6121          4.6121          4.6107       4.5150        4.3161
          103-08          4.5831          4.5831          4.5831          4.5831          4.5817       4.4826        4.2768
          103-12          4.5542          4.5542          4.5542          4.5542          4.5528       4.4503        4.2376
          103-16          4.5254          4.5254          4.5254          4.5254          4.5239       4.4181        4.1984

             WAL            4.82            4.82            4.82            4.82            4.81         4.26          3.43
        Mod Durn           4.164           4.164           4.164           4.164           4.157        3.726         3.066
Principal Window     May09-May09     May09-May09     May09-May09     May09-May09     Feb09-May09  Sep07-May09   Nov06-May09

       LIBOR_6MO         1.84125         1.84125         1.84125         1.84125         1.84125      1.84125       1.84125
-----------------------------------------------------------------------------------------------------------------------------

  SWAP   Mat    3MO     6MO     1YR    2YR    3YR     4YR     5YR     6YR     7YR     8YR     9YR     10YR    15YR    20YR    30YR
         Yld  1.581   1.841   2.260  2.930  3.428   3.808   4.114   4.345   4.541   4.695   4.834    4.945   5.337   5.512   5.578

FTN Financial is a division of First Tennessee Bank National Association. Although this information has been obtained from sources which we believe to be reliable, we do not guarantee its accuracy, and it may be incomplete or condensed. This is for information purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.